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                                                                EXHIBIT 10.30


                              FOURTH AMENDMENT TO
                      REVOLVING CREDIT AND LOAN AGREEMENT

     This FOURTH AMENDMENT TO REVOLVING CREDIT AND LOAN AGREEMENT ("Fourth Amendment") is dated as of August 11, 1996, and is among MEDAR, INC., a Michigan corporation (the "Company"), INTEGRAL VISION-AID, INC., a Michigan corporation ("AID"), (successor by merger to Integral Vision-Aid, Inc., an Ohio corporation, formerly known as Automatic Inspection Devices, Inc.), and INTEGRAL VISION LTD., a corporation established under the laws of the United Kingdom ("Integral"), as Borrowers, and NBD BANK, a Michigan banking corporation ("NBD"). This Fourth Amendment amends the Revolving Credit and Loan Agreement dated as of August 10, 1995 (as amended, the "Loan Agreement"), as amended by the First Amendment to Revolving Credit and Loan Agreement dated October 12, 1995 (the "First Amendment"), the Second Amendment to Revolving Credit and Loan Agreement dated October 31, 1995 (the "Second Amendment"), and the Third Amendment to Revolving Credit and Loan Agreement dated as of March 29, 1996 ("Third Amendment"), among the Company, AID, Integral and NBD. The Company, AID and Integral are collectively referred to as the "Borrowers" and individually as a "Borrower". Capitalized terms not otherwise defined in this Fourth Amendment shall have the meanings given to them in the Loan Agreement.

     WHEREAS, the Borrowers have requested that NBD advance sums in excess of the current Borrowing Base in order to build inventory for new orders and that the authorization for equipment loans be increased, and NBD has agreed that it will make such changes pursuant to the terms and conditions of this Fourth Amendment.

      NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

1.  Revised Definition.

        The following definition contained in Section 1.1 of the Loan Agreement, as amended, is hereby amended effective August 11, 1996 to read as follows:

      "Borrowing Base" means the sum of the following:


           (a) 80% of the book value of Eligible Accounts Receivables of the Borrowers and Guarantor; plus

           (b) 40% of the lower of costs or market value of Eligible Inventory of the Borrowers and Guarantor for calculations on or prior to December 30, 1996 and decreasing to 25% of the lower of costs or market value of Eligible Inventory of the Borrowers and Guarantor for calculations on and after December 31, 1996. Notwithstanding the foregoing, in no event will the amount advanced against Eligible Inventory exceed $7,000,000 for calculations on or prior to December 30, 1996 and $5,000,000 for calculations on or after December 31, 1996, plus




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           (c) $3,000,000 for calculations on or after August 11, 1996, but prior to January 31, 1997, $2,000,000 for calculations on or after January 31, 1997, but prior to July 31, 1997, and $0 for calculations on and after July 31, 1997.

      2. Equipment Loans. Section 2.4(a) of the Loan Agreement is hereby amended effective August 11, 1996, to read in its entirety as follows:

      (a) Request for Loans. Subject to the terms and conditions of this Agreement and at the sole discretion of NBD before July 31, 1997, NBD may extend term loans to, or enter into leases or conditional sales contracts with, either the Company or AID in a total amount not to exceed $750,000 to be used for the acquisition of equipment. All requests under this
      Section 2.4 must be submitted in writing to NBD, together with all information reasonably requested by NBD with respect to the equipment to be acquired.

      3. Conditions. Notwithstanding any other term of this Fourth Amendment or the Loan Agreement, NBD will not be required to give effect to this Fourth Amendment unless the following conditions have been met:

         (a) NBD shall have received an amendment fee of $60,000 from the Borrowers prior to or simultaneously with the execution and delivery of this Fourth Amendment. The amendment fee is in addition to all interest and fees otherwise payable to NBD and will be deemed to be fully earned upon execution and delivery of this Fourth Amendment.

         (b) NBD shall have received a fully executed copy of this Fourth Amendment.

         (c) All of the terms and conditions in Section 3.7 of the Loan Agreement continue to be met.

      4. Reaffirmation of Loan Agreement; Conflicts. The parties hereto acknowledge and agree that the terms and provisions of this Fourth Amendment, amend, add to and constitute a part of the Loan Agreement. Except as expressly modified and amended by the terms of this Fourth Amendment, all of the other terms and conditions of the Loan Agreement and all of the documents executed in connection therewith or referred to or incorporated therein, remain in full force and effect and are hereby ratified, confirmed and approved. AID specifically acknowledges and agrees that as successor by merger to Integral Vision-AID, Inc., an Ohio corporation ("Ohio AID"), it has assumed all the liabilities and obligations of Ohio AID to NBD, and that it is a party to, and is liable and obligated under, the Loan Agreement and all of the documents and instruments executed by Ohio AID in favor of NBD to the same extent as Ohio AID. If there is an express conflict between the terms of this Fourth Amendment and the terms of the Loan Agreement, or any of the other agreements or documents executed in connection therewith or referred to or incorporated therein, the terms of this Fourth Amendment shall govern and control. Any reference in any other document or agreement to the Loan Agreement shall hereafter refer to the Loan Agreement as amended by this Fourth Amendment.





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     5. Representations True.  The representations and warranties of the
Borrowers contained in the Loan Agreement are true on the date hereof and there does not exist any Default or Event of Default under the Loan Agreement.

     6. Expenses. Borrowers acknowledge and agree that the Borrowers will pay all attorneys' fees and out-of-pocket costs of NBD in connection with or with respect to this Fourth Amendment and the conditions set forth herein.

     IN WITNESS WHEREOF, the Borrowers and NBD have executed the foregoing document by their duly authorized officers as of the day and year first written above.

                                 NBD BANK

                                 By:___________________________
                                    Richard P. Haslinger
                                    Its:  First Vice President

                                 and

                                 By:___________________________
                                    Glenn Ansiel
                                    Its:  Assistant Vice President

                                 MEDAR, INC.

                                 By:___________________________
                                    Charles Drake
                                    Its:  President

                                 INTEGRAL VISION-AID, INC.


                                 By:___________________________
                                    Charles Drake
                                    Its:  President



                                 INTEGRAL VISION LTD.


                                 By:___________________________
                                    Richard Current
                                    Its:  Company Secretary



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                           REAFFIRMATION OF GUARANTY



     The undersigned, Medar Canada Ltd., hereby acknowledges the terms of this Fourth Amendment to Revolving Credit and Loan Agreement and hereby reaffirms each and every term of its (i) Guarantee and Postponement of Claim dated August 10, 1995, given in favor of NBD Bank with respect to the obligations of Medar, Inc., Automatic Inspection Devices, Inc. (now known as Integral Vision-AID, Inc.) and Integral Vision Ltd., and (ii) General Security Agreement dated as of May 1, 1996, given in favor of NBD Bank.


                                             MEDAR CANADA LTD.



                                             By:____________________________
                                                Charles Drake
                                                Its:  President





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